                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                October 20, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              STAFF BUILDERS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


          Delaware                      0-11380                  11-2650500
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)


1983 Marcus Avenue, Lake Success, New York                          11042
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


(516) 358-1000
--------------------------------------------------------------------------------
(Registrant's telephone number, including area code)


Not Applicable
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report) (Zip Code)

ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

         On October 20, 1999, Staff Builders, Inc. (the "Registrant") completed the spin-off of its home health care business to holders of shares of Class A and Class B common stock, par value $.01 per share, of the Registrant, by means of a distribution (the "Distribution") to such holders of all outstanding shares of common stock, par value $.01 per share, of Tender Loving Care Health Care Services, Inc. ("TLC"), then a wholly-owned Delaware subsidiary of the Registrant (the "TLC Common Stock"). As of October 20, 1999, TLC began operations as an independent, separately traded, publicly-held company. Information regarding TLC can be found in TLC's Registration Statement of Form 10, as amended (File No. 000-25777), as filed with the Securities and Exchange Commission (the "Registration Statement"). The Registrant expects that the TLC Common Stock will be quoted shortly on the OTC Bulletin Board under the symbol "TLCS".

         The Distribution was made without the payment of any consideration or the exchange of any shares by the Registrant's stockholders. In the Distribution, Registrant's stockholders of record on October 12, 1999 received one share of TLC Common Stock for every two shares of Class A and Class B common stock of the Registrant owned on such date. The Registrant has instructed its distribution agent, American Stock Transfer & Trust Company, to deliver to the Registrant's stockholders the stock certificates representing such shares of TLC Common Stock.

         In connection with the Distribution, the Registrant and TLC entered into a Distribution Agreement, a Tax Allocation Agreement, a Transitional Services Agreement, a Trademark License Agreement, a Sublease and an Employee Benefits Agreement, each of which is filed herewith as an exhibit.

         Registrant is not aware of any material relationship between TLC and the Registrant or any of its affiliates, any director or officer of the Registrant or any associate of any such director or officer that existed at the date of the Distribution, except as disclosed in the Registration Statement.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

         (b) Pro Forma Financial Information

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         The following unaudited pro forma consolidated balance sheet as of August 31, 1999 and unaudited pro forma consolidated statements of operations of Staff Builders, Inc. for the six months ended August 31, 1999 and for the fiscal year ended February 28, 1999 (collectively, the "Pro Forma Statements") are based on the historical consolidated financial statements of Staff Builders, Inc. as adjusted to give effect to the Distribution. The pro forma consolidated balance sheet gives effect to the Distribution as if it occurred on August 31, 1999 and the pro forma consolidated statements of operations give effect to the Distribution as if it occurred on the first day of each respective period.




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
                      STAFF BUILDERS INC. AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                AUGUST 31, 1999
                                 (IN THOUSANDS)

                                                STAFF       PRO FORMA
                                               BUILDERS    ADJUSTMENTS      PRO FORMA
                                              HISTORICAL       (A)         CONSOLIDATED
                                              ----------   -----------     ------------

ASSETS:
Current Assets:
 Cash and cash equivalents                     $   1,867    $  (1,698)(B)     $   169
 Accounts receivable, net                         77,472      (52,436)(B)      25,036
 Prepaid expenses and other current assets         4,108       (2,618)(B)       1,490
                                               ---------    ---------         -------
       Total current assets                       83,447      (56,752)         26,695

FIXED ASSETS, net                                 29,185      (27,933)(B)       1,252

INTANGIBLE ASSETS, net                            26,845      (17,969)(B)       8,876

OTHER ASSETS                                       3,580       (3,446)(B)         134
                                               ---------    ---------         -------
TOTAL ASSETS                                   $ 143,057    $(106,100)        $36,957
                                               =========    =========         =======

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
 Accounts payable and accrued expenses         $  37,614      (30,348)(B)     $ 7,266
 Accrued payroll and related expenses             26,297      (23,994)(B)       2,303
 Current portion of Medicare and
  Medicaid liabilities                            29,690      (29,690)(B)         --
 Current portion of long-term debt                46,307      (35,210)(B)      11,097
 Income taxes payable                                --           353 (B)         353
                                               ---------    ---------         -------
       Total current liabilities                 139,908     (118,889)         21,019
                                               ---------    ---------         -------

LONG-TERM DEBT                                    16,911      (16,911)(B)         --
                                               ---------    ---------         -------

LONG-TERM MEDICARE AND MEDICAID LIABILITIES       24,934      (24,934)(B)         --
                                               ---------    ---------         -------

OTHER LIABILITIES                                  5,336       (5,311)(B)          25
                                               ---------    ---------         -------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
 Class A common stock                                233           --             233
 Class B common stock                                  3           --               3
 Additional paid in capital                       69,055      (54,443)(B)      14,612
 Retained earnings                              (113,323)     114,388 (B)       1,065
                                               ---------    ---------         -------
       Total stockholders' equity                (44,032)      59,945          15,913
                                               ---------    ---------         -------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $ 143,057    $(106,100)        $36,957
                                               =========    =========         =======


            See Notes to Pro Forma Consolidated Financial Statements

                      STAFF BUILDERS INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE SIX MONTHS ENDED AUGUST 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                          PRO FORMA
                                                    STAFF BUILDERS       ADJUSTMENTS        PRO FORMA
                                                      HISTORICAL             (A)          CONSOLIDATED
                                                    --------------       -----------      ------------
REVENUES:
  Home health care                                    $135,297           $(135,297)(B)      $    --
  Supplemental staffing                                 75,317             (16,784)(B)       58,533
                                                      --------           ---------          -------
  Total service revenues                               210,614            (152,081)          58,533

  Sales of licenses and fees, net                          542                (529)(B)           13
                                                      --------           ---------          -------
       Total revenues                                  211,156            (152,610)          58,546
                                                      --------           ---------          -------

COSTS AND EXPENSES:
  Operating costs                                      144,529             (99,424)(B)       45,105
  General and administrative expenses                   67,836             (56,689)(B)       11,147
  Amortization of intangible assets                        569                (517)(B)           52
  Interest expense                                       3,167              (1,986)(B)        1,181
  Interest (income)                                       (378)                374 (B)           (4)
  Other (income) expense, net                             (330)                264 (B)          (66)
                                                      --------           ---------          -------
       Total costs and expenses                        215,393            (157,978)          57,415
                                                      --------           ---------          -------

INCOME (LOSS) BEFORE INCOME TAXES                       (4,237)              5,368            1,131

PROVISION FOR INCOME TAXES                                 436                (326)(C)          110
                                                      --------           ---------          -------

NET INCOME (LOSS)                                       (4,673)              5,694            1,021
                                                      ========           =========          =======

EARNINGS (LOSS) PER COMMON SHARE:


Basic                                                 $  (0.20)                             $  0.04
                                                      ========                              =======

Diluted                                               $  (0.20)                             $  0.04
                                                      ========                              =======

WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING

Basic                                                   23,619                  --           23,619
                                                      ========           =========          =======

Diluted                                                 23,619                  --           23,619
                                                      ========           =========          =======


            See Notes to Pro Forma Consolidated Financial Statements

                      STAFF BUILDERS INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                          PRO FORMA
                                       STAFF BUILDERS    ADJUSTMENTS      PRO FORMA
                                         HISTORICAL          (A)         CONSOLIDATED
                                       --------------    -----------     ------------
REVENUES:
  Home health care                        $310,297       $(310,297)(B)      $    --
  Supplemental staffing                    124,867         (30,362)(B)       94,505
                                          --------       ---------          -------

      Total service revenues               435,164        (340,659)          94,505

  Sales of licenses and fees, net            2,424          (2,234)(B)          190
                                          --------       ---------          -------

      Total revenues                       437,588        (342,893)          94,695
                                          --------       ---------          -------

COSTS AND EXPENSES:
  Operating costs                          299,057        (225,154)(B)       73,903
  General and administrative expenses      150,169        (130,659)(B)       19,510
  Amortization of intangible assets          1,314          (1,190)(B)          124
  Interest expense                           4,233          (2,951)(B)        1,282
  Interest (income)                         (1,061)            986 (B)          (75)
  Other (income) expense, net                  464            (315)(B)          149
  Medicare and Medicaid audit adjustments   29,000         (29,000)(B)           --
  Restructuring costs                       20,464         (20,464)(B)           --
                                          --------       ---------          -------

      Total costs and expenses             503,640        (408,747)          94,893
                                          --------       ---------          -------

LOSS BEFORE INCOME TAXES                   (66,052)         65,854             (198)

PROVISION (BENEFIT) FOR INCOME TAXES         7,034          (7,105)(C)          (71)
                                          --------       ---------          -------

NET LOSS                                   (73,086)         72,959             (127)
                                          ========       =========          =======

LOSS PER COMMON SHARE:

Basic                                     $  (3.16)                            0.00
                                          ========                          =======

Diluted                                   $  (3.16)                            0.00
                                          ========                          =======

WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING:

Basic                                       23,162              --           23,162
                                          ========       =========          =======

Diluted                                     23,162              --           23,162
                                          ========       =========          =======

            See Notes to Pro Forma Consolidated Financial Statements

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(A)  Pro forma adjustments to reflect the Distribution.

(B) Pro forma adjustments to remove assets, liabilities, revenues and expenses of TLC.

(C) Pro forma adjustment to give effect to the computation of income taxes as if separate income tax returns were filed.




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

         (c) Exhibits

             10.1 Distribution Agreement between Staff Builders, Inc. and Tender Loving Care Health Care Services, Inc., dated October 20, 1999. (A)

             10.2 Tax Allocation Agreement between Staff Builders, Inc. and Tender Loving Care Health Care Services, Inc., dated October 20, 1999. (A)

             10.3 Transitional Services Agreement between Staff Builders, Inc. and Tender Loving Care Health Care Services, Inc., dated October 20, 1999. (A)

             10.4 License Agreement between Staff Builders, Inc. and Tender Loving Care Health Care Services, Inc, dated October 20, 1999. (A)

             10.5 Sublease between Staff Builders, Inc.(NY) and ATC Healthcare Services, Inc., dated October 20, 1999. (A)

             10.6 Employee Benefits Agreement between Staff Builders, Inc. and Tender Loving Care Health Care Services, Inc., dated October 20, 1999. (A)

             99.  Press Release, dated October 20, 1999.

             (A) Incorporated by reference to Tender Loving Care Health Care Services, Inc.'s Report on Form 10-Q for the Fiscal Quarter ended August 31, 1999 (File No. 0-25777), filed with the Commission on October 20, 1999.





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






                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STAFF BUILDERS, INC.

Dated:  October 20, 1999                    By:  /s/ Stephen Savitsky
                                               ---------------------------------
                                                 Stephen Savitsky
                                                 Chairman of the Board and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number          Description of Exhibit
--------------          ----------------------
    10.1                Distribution Agreement between Staff Builders, Inc. and Tender
                        Loving Care Health Care Services, Inc., dated October 20, 1999. (A)

    10.2                Tax Allocation Agreement between Staff Builders, Inc. and Tender
                        Loving Care Health Care Services, Inc., dated October 20, 1999. (A)

    10.3                Transitional Services Agreement between Staff Builders, Inc. and
                        Tender Loving Care Health Care Services, Inc., dated October 20,
                        1999. (A)

    10.4                Trademark License Agreement between Staff Builders, Inc. and
                        Tender Loving Care Health Care Services, Inc., dated October 20,
                        1999. (A)

    10.5                Sublease between Staff Builders, Inc. (NY) and ATC Healthcare
                        Services, Inc., dated October 20, 1999. (A)

    10.6                Employee Benefits Agreement between Staff Builders, Inc. and
                        Tender Loving Care Health Care Services, Inc. dated October 20,
                        1999. (A)

    99.                 Press Release, dated October 20, 1999.

         (A) Incorporated by reference to Tender Loving Care Health Care Services, Inc.'s Report on Form 10-Q for the Fiscal Quarter ended August 31, 1999 (File No. 0-25777), filed with the Commission on October 20, 1999.